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                                                                  EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement of U.S. Restaurant Properties, Inc. and subsidiaries on Form S-3 of our report dated March 9, 2001, appearing in the Annual Report on Form 10-K of U.S. Restaurant Properties, Inc. for the year ended December 31, 2000 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



DELOITTE & TOUCHE LLP




Dallas, Texas
April 6, 2001